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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): September 9, 1996


                           SPEEDWAY MOTORSPORTS, INC.
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               (Exact name of Registrant as Specified in Charter)



Delaware                             1-13582                51-0363307
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)

U.S. Highway 29 North, Concord, North Carolina                        28026
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code: (704) 455-3239
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events


     On September 9, 1996, Speedway Motorsports, Inc. (the "Company") issued a press release that is attached to this report on Form 8-K as Exhibit 99.1.


Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits.

     (c) Exhibits.


    Exhibit Number                                 Description
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         99.1                       Press Release dated September 9, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SPEEDWAY MOTORSPORTS, INC.

Date: September 9, 1996                     By: /s/ William R. Brooks
                                                William R. Brooks
                                                Vice President, Chief Financial
                                                Officer, Treasurer and Director




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